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[LOGO] Genworth Financial

                     SUPPLEMENT DATED DECEMBER 5, 2005 TO

                      PROSPECTUS DATED APRIL 29, 2005 FOR

                FLEXIBLE PREMIUM SINGLE LIFE AND JOINT AND LAST
                   SURVIVOR VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                     GE LIFE AND ANNUITY ASSURANCE COMPANY

                                  THROUGH ITS

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

On January 1, 2006, the following name changes will be effective:

GE Life and Annuity Assurance Company will change its name to Genworth Life and Annuity Insurance Company;

GE Capital Brokerage Corporation will change its name to Genworth Financial Brokerage Corporation; and

GE Life & Annuity Separate Account II will change its name to Genworth Life & Annuity VL Separate Account 1.

All references throughout your prospectus will change accordingly effective January 1, 2006. These changes are name changes only and the guarantees, terms and conditions as stated in your contract and current prospectus are still in full force and effect.

The Company

The second paragraph of "The Company" provision is deleted and replaced with the following:

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation. Genworth Financial, Inc. directly owns GNA Corporation. On December 1, 2005, General Electric Company sold
38 million shares of Class A common stock shares of Genworth Financial, Inc. As a result, General Electric Company owns approximately 20% of Genworth Financial, Inc. Consequently, the Company and Capital Brokerage Corporation are no longer affiliated with GE Asset Management Incorporated and GE Investments Funds, Inc.

For any questions please call 888-GENWORTH or visit www.genworth.com.